UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2024

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Camperdown Way
Greenville, South Carolina 29601
 (Address of principal executive offices) (Zip Code)

(800) 822-2651

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1 per share	UCB	New York Stock Exchange
Depositary shares, each representing 1/1000th interest in a share of Series I Non-Cumulative Preferred Stock	UCB PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On December 3, 2024, United Community Banks, Inc., a Georgia corporation (“United”) and ANB Holdings, Inc., a Florida corporation (“ANB Holdings”) issued a joint press release (the “Joint Press Release”) announcing their entry into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth therein, ANB Holdings will merge with and into United (the “Merger”), with United surviving the Merger as the surviving corporation.  A copy of the Joint Press Release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Joint Press Release, issued December 3, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*          *          *

Caution About Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing of the closing of the Merger, the expected benefits of the Merger and the estimated returns and other financial impacts of the Merger to United. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger of customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the failure to obtain the necessary approval by the shareholders of ANB Holdings, (5) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, (6) the ability of United to obtain required governmental approvals of the Merger on the anticipated timeframe and without the imposition of adverse conditions, (7) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (8) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger, (9) the risks relating to the integration of ANB Holdings’ operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (10) the risk of potential litigation or regulatory action related to the Merger, (11) the risks associated with United’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) the dilution caused by United’s issuance of additional shares of its common stock in the Merger, and (14) general competitive, economic, political and market conditions. Further information regarding additional factors which could affect the forward-looking statements contained in this Current Report can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2023, and other documents subsequently filed by United with the U.S. Securities and Exchange Commission (“SEC”).

Many of these factors are beyond United’s and ANB Holdings’ ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither United nor ANB Holdings undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United or ANB Holdings to predict their occurrence or how they will affect United or ANB Holdings.

United and ANB Holdings qualify all forward-looking statements by these cautionary statements.

Important Information About the Merger and Where to Find It

In connection with the Merger, United will file with the SEC a registration statement on Form S-4 that will include a proxy statement of ANB Holdings to be sent to ANB Holdings’ shareholders seeking their approval of the Merger Agreement. The registration statement also will contain the prospectus of United to register the shares of United common stock to be issued in connection with the Merger. INVESTORS AND SHAREHOLDERS OF ANB HOLDINGS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE A PART OF THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY UNITED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THOSE OTHER DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITED, ANB HOLDINGS AND THE MERGER.

The registration statement and other documents filed with the SEC may be obtained for free at the SEC’s website (www.sec.gov). You will also be able to obtain these documents, free of charge, from United at the “Investor Relations” section of United’s website at www.ucbi.com or from ANB Holdings at www.americannationalbank.com Copies of the definitive proxy statement/prospectus will also be made available, free of charge, by contacting United Community Banks, Inc., P.O. Box 398, Blairsville, GA 30514, Attn: Jefferson Harralson, Telephone: (864) 240-6208, or ANB Holdings, Inc., 4301 North Federal Highway, Oakland Park, Florida 33308, Attn: Ginger Martin, Telephone: (954) 267-8108.

Participants in the Solicitation

United, ANB Holdings and certain of their respective directors and executive officers, under the rules of the SEC may be deemed to be participants in the solicitation of proxies from ANB Holdings’ shareholders in favor of the approval of the Merger Agreement. Information about such directors and executive officers of United and their direct or indirect interests, by security holdings or otherwise, can be found under the headings “Director Compensation,” “Director Independence,” “Executive Compensation,” and “Security Ownership” in United’s definitive proxy statement in connection with its 2024 annual meeting of shareholders, as filed with the SEC on April 2, 2024 (available at: https://www.sec.gov/Archives/edgar/data/857855/000110465924042444/tm248368d7_def14a.htm), and other documents subsequently filed by United with the SEC. To the extent holdings of United common stock by its directors or executive officers have changed since the amounts set forth in United’s definitive proxy statement in connection with its 2024 annual meeting of shareholders, such changes have been or will be reflected in filings with the SEC on Form 3 (Initial Statement of Beneficial Ownership of Securities), Form 4 (Statement of Changes in Beneficial Ownership) or Form 5 (Annual Statement of Beneficial Ownership of Securities) (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0000857855&entityName=UNITED%2520COMMUNITY%2520BANKS%2520INC%2520(UCB%252C%2520UCB-PI)%2520(CIK%25200000857855)). Further information regarding the direct or indirect interests of the directors and executive officers of United, along with information about the directors and executive officers of ANB Holdings and their direct or indirect interests and information regarding the interests of other persons who may be deemed participants in the solicitation, may be obtained by reading the proxy statement/prospectus regarding the Merger when it becomes available. Free copies of this document may be obtained as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

Dated: December 3, 2024	By:	/s/ Jefferson L. Harralson
	Name:	Jefferson L. Harralson
	Title:	Executive Vice President and Chief Financial Officer